UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002


     PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2000, relating to the Home Equity Asset Backed Certificates, Series 2000-HE-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
             (Exact name of registrant as specified in its charter)


       Delaware                    333-15685-02               06-1204982
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

1285 Avenue of the Americas
New York, New York                                             10019
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)713-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's PaineWebber Mortgage Acceptance Corporation IV Home Equity Asset Backed Certificates, Series 2000-HE-1 (the "Certificates") pursuant to
"no-action"  positions  taken by the  Securities  and Exchange  Commission  with
respect  to  alternative   means  of  satisfying  the   Registrant's   reporting
obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2000 among PaineWebber Mortgage Acceptance Corp. IV, as depositor, BNC Mortgage Inc. and NC Capital Corporation as originators, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
Home Equity Asset Backed Certificates, Series 2000-HE-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 14, 2002               By:   /s/  Diane E. Wallace
                                      ---------------------------------------
                                      Diane E. Wallace
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1            Statement to Certificateholders on October 25, 2002

                                  Exhibit 99.1


             Statement to Certificateholders on October 25, 2002



              PaineWebber Mortgage Acceptance Corporation IV Series 2000-HE-1
                                Statement to Certificate Holders
                                      October 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL         BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1            86,000,000.00              0.00            0.00          0.00            0.00     0.00       0.00                0.00
A2            42,857,815.49     24,008,458.75    2,511,102.33    165,458.29    2,676,560.62     0.00       0.00       21,497,356.42
A3            17,000,000.00     17,000,000.00            0.00    121,550.00      121,550.00     0.00       0.00       17,000,000.00
A4            10,000,000.00     10,000,000.00            0.00     73,916.67       73,916.67     0.00       0.00       10,000,000.00
A5            21,021,742.00     21,021,742.00            0.00    145,750.74      145,750.74     0.00       0.00       21,021,742.00
M1            10,478,647.00     10,478,647.00            0.00     77,105.38       77,105.38     0.00       0.00       10,478,647.00
M2             7,335,053.00      7,335,053.00            0.00     56,663.28       56,663.28     0.00       0.00        7,335,053.00
B              6,287,188.06      6,287,188.00            0.00     49,773.57       49,773.57     0.00       0.00        6,287,188.00
BB             9,630,000.00      3,133,163.92       27,591.04     20,887.76       48,478.80     0.00       0.00        3,105,572.88
R                      0.00              0.00            0.00          0.00            0.00     0.00       0.00                0.00
TOTALS       210,610,445.55     99,264,252.67    2,538,693.37    711,105.69    3,249,799.06     0.00       0.00       96,725,559.30

X            209,572,935.42    104,375,138.66            0.00          0.00            0.00        0.00       0.00   101,867,717.81
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------   ----------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                          BEGINNING                                                         ENDING                      CURRENT
CLASS        CUSIP        PRINCIPAL           PRINCIPAL    INTEREST        TOTAL            PRINCIPAL        CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1        69573C CY9         0.00000000     0.00000000     0.00000000       0.00000000       0.00000000      A1       1.963750 %
A2        69573C CZ6       560.18857880    58.59146812     3.86063284      62.45210096     501.59711068      A2       8.270000 %
A3        69573C DA0     1,000.00000000     0.00000000     7.15000000       7.15000000   1,000.00000000      A3       8.580000 %
A4        69573C DB8     1,000.00000000     0.00000000     7.39166700       7.39166700   1,000.00000000      A4       8.870000 %
A5        69573C DC6     1,000.00000000     0.00000000     6.93333312       6.93333312   1,000.00000000      A5       8.320000 %
M1        69573C DD4     1,000.00000000     0.00000000     7.35833357       7.35833357   1,000.00000000      M1       8.830000 %
M2        69573C DE2     1,000.00000000     0.00000000     7.72499940       7.72499940   1,000.00000000      M2       9.270000 %
B         69573C DF9       999.99999046     0.00000000     7.91666633       7.91666633     999.99999046      B        9.500000 %
BB        No. 1            325.35450883     2.86511319     2.16903011       5.03414330     322.48939564      BB       8.000000 %
TOTALS                     471.31685426    12.05397654     3.37640276      15.43037930     459.26287771

X         No. 1            498.03729881     0.00000000     0.00000000       0.00000000     486.07286817      X        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                       ----------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street,, 14th floor,
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
                       ----------------------------------

                                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

Sec. 4.06(a)(i)              Scheduled Principal                                                             112,043.25

Sec. 4.06(a)(ii)             Gross Scheduled Interest                                                        848,423.28

Sec. 4.06(a)(iii)            Beginning Overcollateralization Amount                                        8,129,681.19
                             Beginning Overcollateralization Deficiency Amount                               462,809.16
                             Overcollateralization Release Amount                                                  0.00
                             Target Overcollateralization Amount                                           8,592,490.35
                             Monthly Excess Interest Amount                                                  118,050.20
                             Monthly Excess Cashflow Amount                                                   73,777.94

Sec. 4.06(a)(iii)            Ending Overcollateralization Amount                                           8,247,731.39
Sec. 4.06(a) (xviiii)        Ending Overcollateralization Deficiency Amount                                  344,758.96

Sec. 4.06(a)(iv)             Servicer Fee                                                                     42,633.62

Sec. 4.06(a)(iv)             90 Day Special Servicing Fee                                                     25,200.00
                             Prior Month Running Total                                                        82,000.00
                             Total Special Service Fee Due                                                   107,200.00
                             Amount Paid                                                                           0.00
                             Ending Special Service Fee Due                                                  107,200.00

Sec 4.06(a)(v)               Interest Advances                                                                     0.00
                             Principal Advances                                                                    0.00
                             Nonrecoverable Interest Advances                                                      0.00
                             Nonrecoverable Principal Advances                                                     0.00

Sec. 4.06(a)(vi)             Beginning Pool Stated Principal Balance                                     104,375,138.66
                             Ending Pool Stated Principal Balance                                        101,867,717.81

Sec. 4.06(a)(vii)            Net Mortgage Rate                                                             9.45581520 %

Sec. 4.06(a)(viii)           1 Month Delinquent Loan Count                                                        60.00
                             1 Month Delinquent Loan Balance                                               4,490,502.57
                             2 Month Delinquent Loan Count                                                        28.00
                             2 Month Delinquent Loan Balance                                               2,135,096.44
                             3 Month Delinquent Loan Count                                                       140.00
                             3 Month Delinquent Loan Balance                                               9,029,322.26
                             Foreclosure Loan Count                                                               51.00
                             Foreclosure Loan Balance                                                      3,636,183.14

Sec. 4.06(a)(ix)             REO Loan Count                                                                       28.00
                             REO Loan Balance                                                              1,526,776.14

Sec. 4.06(a)(xviii)          Beginning Class A-1 Interest Carryforward Amount                                      0.00
                             Beginning Class A-2 Interest Carryforward Amount                                      0.00
                             Beginning Class A-3 Interest Carryforward Amount                                      0.00
                             Beginning Class A-4 Interest Carryforward Amount                                      0.00
                             Beginning Class A-5 Interest Carryforward Amount                                      0.00
                             Beginning Class M-1 Interest Carryforward Amount                                      0.00
                             Beginning Class M-2 Interest Carryforward Amount                                      0.00
                             Beginning Class B Interest Carryforward Amount                                        0.00

Sec. 4.06(a)(xi)             Prepayments                                                                   2,215,629.95
Sec. 4.06(a)(xii)            Prepayment Penalties                                                             48,478.80

Sec. 4.05(a)(xix)            Class A-1 Interest Carryforward Amount Paid                                           0.00
                             Class A-2 Interest Carryforward Amount Paid                                           0.00
                             Class A-3 Interest Carryforward Amount Paid                                           0.00
                             Class A-4 Interest Carryforward Amount Paid                                           0.00
                             Class A-5 Interest Carryforward Amount Paid                                           0.00
                             Class M-1 Interest Carryforward Amount Paid                                           0.00
                             Class M-2 Interest Carryforward Amount Paid                                           0.00
                             Class B Interest Carryforward Amount Paid                                             0.00

Sec. 4.05(a)(xix)            Ending Class A-1 Interest Carryforward Amount                                         0.00
                             Ending Class A-2 Interest Carryforward Amount                                         0.00
                             Ending Class A-3 Interest Carryforward Amount                                         0.00
                             Ending Class A-4 Interest Carryforward Amount                                         0.00
                             Ending Class A-5 Interest Carryforward Amount                                         0.00
                             Ending Class M-1 Interest Carryforward Amount                                         0.00
                             Ending Class M-2 Interest Carryforward Amount                                         0.00
                             Ending Class B Interest Carryforward Amount                                           0.00

Sec. 4.06(a)(xiii)           Current Realized Loss                                                           114,368.72
                             Cumulative Realized Loss                                                      2,602,389.26

Sec. 4.06(a)(xiv)            Current Applied Realized Loss                                                         0.00
                             Cumulative Applied Realized Loss                                                      0.00

Sec. 4.06(a)(xv)             Accrued A-1 Certificate Interest                                                      0.00
                             Accrued A-2 Certificate Interest                                                165,458.29
                             Accrued A-3 Certificate Interest                                                121,550.00
                             Accrued A-4 Certificate Interest                                                 73,916.67
                             Accrued A-5 Certificate Interest                                                145,750.74
                             Accrued M-1 Certificate Interest                                                 77,105.38
                             Accrued M-2 Certificate Interest                                                 56,663.28
                             Accrued B Certificate Interest                                                   49,773.57

Sec. 4.06(a)(xvii)           Uncompensated Prepayment Interest Shortfalls                                          0.00

Sec. 4.06(a)(xvii)           Trustee Fee                                                                       1,339.48

Sec. 4.06(a)(xx)             Does a Trigger Event Exist?                                                             NO

Sec. 4.06(a)(xxi)            Available Funds                                                               3,201,320.27

Sec. 4.06(a)(xxii)           A-1 Interest Accrue Rate                                                          1.9638 %
                             A-2 Interest Accrue Rate                                                          8.2700 %
                             A-3 Interest Accrue Rate                                                          8.5800 %
                             A-4 Interest Accrue Rate                                                          8.8700 %
                             A-5 Interest Accrue Rate                                                          8.3200 %
                             M-1 Interest Accrue Rate                                                          8.8300 %
                             M-2 Interest Accrue Rate                                                          9.2700 %
                             B Interest Accrue Rate                                                            9.5000 %

Sec. 4.06(a)(xxiii)          Liquidations                                                                    180,236.43

Sec. 4.06(a)(xxv)            Repurchases                                                                           0.00

Sec. 4.09(a)                 Class BB Reserve Fund Balance                                                    90,000.00

Relief Act Interest Shortfall           0.00
A1 Relief Act Interest Shortfall        0.00
A2 Relief Act Interest Shortfall        0.00
A3 Relief Act Interest Shortfall        0.00
A4 Relief Act Interest Shortfall        0.00
A5 Relief Act Interest Shortfall        0.00
M1 Relief Act Interest Shortfall        0.00
M2 Relief Act Interest Shortfall        0.00
B Relief Act Interest Shortfall         0.00
